SCHEDULE 14A
                                 (RULE 14A-101)

                    ---------------------------------------
                    INFORMATION REQUIRED IN PROXY STATEMENT
                    ---------------------------------------

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:
( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                        SHELLS SEAFOOD RESTAURANTS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:
                                                                        --------
     2)  Aggregate number of securities to which transaction applies:
                                                                     ---------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                                                   -----
     4)  Proposed maximum aggregate value of transaction:
                                                         -----
     5)  Total fee paid:
                        -----
( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
                                -----
     2)  Form, Schedule, or Registration Statement No.:
                                                       -----
     3)  Filing Party:
                      -----
     4)  Date Filed:
                    -----

                       SHELLS SEAFOOD RESTAURANTS, INC.

                          16313 N. DALE MABRY HIGHWAY
                                   SUITE 100
                             TAMPA, FLORIDA 33618



April 19, 2000


Dear Fellow Stockholder:


     You are cordially invited to attend the Company's Annual Meeting of Stockholders to be held at 2:00 p.m., on Wednesday, May 17, 2000, at The University Club, 1 West 54th Street, New York, New York.


     At the Annual Meeting of Stockholders, you are being asked to vote on (i) electing six directors to the Company's Board of Directors, (ii) a proposal to amend the 1995 Employee Stock Option Plan to increase the number of shares available for issuance thereunder, (iii) a proposal to amend the Non-employee Director Stock Option Plan to increase the annual grant provided for thereunder, and (iv) if presented, a stockholder proposal regarding the location of future annual stockholders meetings. I will be pleased to report on the affairs of the Company and a discussion period will be provided for questions and comments of general interest to stockholders.


     We look forward to greeting personally those stockholders who are able to be present at the meeting; however, whether or not you plan to be with us at the meeting, it is important that your shares be represented. Accordingly, you are requested to sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.


     Thank you for your cooperation.


                                        Very truly yours,

                                        /s/ William E. Hattaway

                                        William E. Hattaway
                                        PRESIDENT

                       SHELLS SEAFOOD RESTAURANTS, INC.


                            ---------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            ---------------------
                                                                 April 19, 2000


     Notice is hereby given that the Annual Meeting of Stockholders of Shells Seafood Restaurants, Inc. will be held on Wednesday, May 17, 2000, at 2:00 p.m., at The University Club, 1 West 54th Street, New York, New York for the following purposes:


     (1) To elect six directors to serve for the ensuing year.


     (2) To consider and vote upon a proposal to amend the Company's 1995 Employee Stock Option Plan to increase the number of shares eligible for issuance thereunder.


     (3) To consider and vote upon a proposal to amend the Company's Non-employee Director Stock Option Plan to increase the annual grant provided for thereunder.


     (4) To vote on a stockholder proposal regarding the location of future annual meetings of stockholders.


     (5) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.


     Stockholders of record at the close of business on April 10, 2000 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.


     All stockholders are cordially invited to attend the Annual Meeting in person. Stockholders who are unable to attend the Annual Meeting in person are requested to complete and date the enclosed form of proxy and return it promptly in the envelope provided. No postage is required if mailed in the United States. Stockholders who attend the Annual Meeting may revoke their proxy and vote their shares in person.




                                       Warren R. Nelson
                                       SECRETARY

                       SHELLS SEAFOOD RESTAURANTS, INC.
                          16313 N. DALE MABRY HIGHWAY
                                   SUITE 100
                              TAMPA, FLORIDA 33618

                          -------------------------
                                PROXY STATEMENT
                          -------------------------
                              GENERAL INFORMATION


PROXY SOLICITATION

     This Proxy Statement is furnished to the holders of Common Stock, par value $.01 per share (the "Common Stock"), of Shells Seafood Restaurants, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Stockholders to be held on Wednesday, May 17, 2000 or at any adjournment thereof, pursuant to the accompanying Notice of Annual Meeting of Stockholders. The purpose of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors is not currently aware of any other matters which will come before the meeting.


     Proxies for use at the Annual Meeting are being solicited by the Board of Directors of the Company. Proxies will be mailed to stockholders on or about April 20, 2000 and will be solicited chiefly by mail; however certain officers, directors, employees and agents of the Company, none of whom will receive additional compensation therefor, may solicit proxies by telephone, telegram or other personal contact. The Company will bear the cost of the solicitation of the proxies, including postage, printing and handling, and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of shares of Common Stock.



REVOCABILITY AND VOTING OF PROXY

     A form of proxy for use at the Annual Meeting of Stockholders and a return envelope for the proxy are enclosed. Stockholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the meeting. Shares of Common Stock represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no specifications are given, the proxies intend to vote the shares represented thereby "for" the election of all listed nominees for director; in favor of the amendment to the Company's 1995 Employee Stock Option plan; in favor of the amendment to the Non-employee Director Stock Option Plan; "against" the stockholder proposal, to the extent that it is presented; and in accordance with their best judgment on any other matters which may properly come before the meeting.

RECORD DATE AND VOTING RIGHTS

     Only stockholders of record at the close of business on April 10, 2000 are entitled to notice of and to vote at the Annual Meeting or any and all adjournments thereof. On April 10, 2000, there were 4,454,015 shares of Common Stock outstanding; each such share is entitled to one vote on each of the matters to be presented at the Annual Meeting. The holders of a majority of the outstanding shares of Common Stock, present in person or by proxy and entitled to vote, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under applicable Delaware law, the effect of broker non-votes on a particular matter depends on whether the matter is one as to which the broker or nominee has discretionary voting authority under the applicable rules of the New York Stock Exchange. The effect of broker non-votes on the specific items to be brought before the Annual Meeting of Stockholders is discussed under each item.


                     BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth certain information as of April 1, 2000 (except as otherwise noted in the footnotes) regarding the beneficial ownership (as defined by the Securities and Exchange Commission (the "SEC")) of the Common Stock of: (i) each person known by the Company to own beneficially more than five percent of the outstanding Common Stock; (ii) each current director of the Company, including those who are standing for re-election and each nominee for election as a director of the Company; (iii) each executive officer named in the Summary Compensation Table (see "Executive Compensation"); and
(iv) all directors and executive officers of the Company as a group. Except as otherwise specified, the named beneficial owner has the sole voting and investment power over the shares listed, and has an address c/o the Company, 16313 N. Dale Mabry Highway, Suite 100, Tampa, FL 33618.

                                                                  BENEFICIAL    PERCENT
                                                                  OWNERSHIP        OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                AMOUNT       CLASS
--------------------------------------------------------------   -----------   ---------
                                                                 1,357,026        28.2%
Frederick R. Adler ...........................................
 1520 South Ocean Blvd.
  Palm Beach, FL 33480 (1), (2)
William E. Hattaway (3) ......................................     482,574        10.7%
Warren R. Nelson (4) .........................................      82,609         1.8%
John R. Ritchey (5) ..........................................      63,659         1.4%
Frank C. Roehl, III ..........................................      56,182         1.3%
Philip R. Chapman ............................................      37,000           *
 c/o Venad Administrative Services, Inc.
  342 Madison Ave., Suite 807
  New York, NY 10173 (2), (6)
Christopher D. Illick ........................................       4,000           *
 c/o Brean Murray & Company, Inc.
  570 Lexington Avenue
  New York, NY 10022 (7)
Richard A. Mandell ...........................................       4,000           *
 245 East 19th Street
  New York, NY 10003 (7)
Kamal Mustafa ................................................       7,000           *
 7 Wildwood Drive
  North Caldwell, NJ 07006 (2)
Jay S. Nickse ................................................      13,000           *
 c/o Venad Administrative Services, Inc.
  342 Madison Ave., Suite 807
  New York, NY 10173 (2), (8)
Arthur J. DeAngelis (9) ......................................      13,334           *
Frederick R. Adler Intangible Asset Management Trust .........     953,926        21.4%
 175 East 64th Street
  New York, NY 10021
Adler Children Trust .........................................     350,000         7.3%
 1520 South Ocean Blvd.
  Palm Beach, FL 33480 (10)
Longview Partners, L.P. ......................................     318,059         7.0%
 175 East 64th Street
  New York, NY 10021 (11)
Elizabeth A. Wertheimer ......................................     325,000         6.8%
 124 East 93rd Street
  New York, NY 10128 (12)
All directors and executive officers
  as a group (11 persons) (1-9) ..............................   2,120,384        42.5%

----------------
*    Less than 1%
(1) Consists of 953,926 shares of Common Stock held in the name of the Frederick R. Adler Intangible Asset Management Trust (the "Asset Trust"), 10,100 shares of Common Stock held in the name of 1520 Partners Limited ("1520 Partners") and 350,000 shares of Common Stock which may be acquired through the exercise of warrants which are in the name of the Adler Children Trust (the "Children Trust"). Mr. Adler is a general partner of 1520 Partners. Mr. Adler may be deemed to beneficially own the shares and warrants to purchase shares of Common Stock held by the Asset Trust, 1520 Partners and the Children Trust for federal securities laws purposes. Mr. Adler disclaims beneficial ownership of the securities held by the Asset Trust, 1520 Partners and the Children Trust.
(2) Includes 7,000 shares of Common Stock which may be acquired through the exercise of stock options. Does not include 2,000 shares of Common Stock issuable upon the exercise of options which are not exercisable within 60 days of April 1, 2000.
(3) Includes 65,651 shares of Common Stock which may be acquired through the exercise of stock options. Does not include 3,333 shares of Common Stock issuable upon the exercise of options which are not exercisable within 60 days of April 1, 2000.
(4) Includes 45,659 shares of Common Stock which may be acquired through the exercise of stock options. Does not include 3,333 shares of Common Stock issuable upon the exercise of options which are not exercisable within 60 days of April 1, 2000.
(5) Includes 37,659 shares of Common Stock which may be acquired through the exercise of stock options.
(6) Does not include 244,726 shares of Common Stock and 73,333 shares of Common Stock issuable upon the exercise of warrants owned by Longview Partners, L.P., a Delaware limited partnership, of which Susan R. Chapman, wife of Philip R. Chapman, is general partner; nor 953,926 shares of Common Stock owned by the Asset Trust, of which Susan R. Chapman is trustee.
(7) Includes 4,000 shares of Common Stock which may be acquired through the exercise of stock options. Does not include 3,000 shares of Common Stock issuable upon the exercise of options which are not exercisable within 60 days of April 1, 2000.
(8) Includes an aggregate of 3,000 shares of Common Stock owned by Mr. Nickse's minor children. Mr. Nickse disclaims beneficial ownership of the shares owned by his minor children.
(9) Includes 13,334 shares of Common Stock which may be acquired through the exercise of stock options. Does not include 26,666 shares of Common Stock issuable upon the exercise of options which are not issuable within 60 days of April 1, 2000.
(10) Consists of 350,000 shares of Common Stock which may be acquired through the exercise of warrants.
(11) Consists of 244,726 shares of Common Stock and 73,333 shares of Common Stock issuable upon the exercise of warrants owned by Longview Partners, L.P., a Delaware limited partnership.
(12) Consists of 325,000 shares of Common Stock issuable upon the exercise of warrants owned by 2001 Partners, L.P.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

     Six directors (constituting the entire Board) are to be elected at the Annual Meeting. Unless otherwise specified, the enclosed proxy will be voted in favor of the persons named below to serve until the next annual meeting of stockholders and until their successors shall have been duly elected and shall qualify. In the event any of these nominees shall be unable to serve as a director, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee. All nominees have consented to be named and have indicated their intent to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the Board of Directors will occur.


     The nominees, their ages, the year in which each first became a director and their principal occupations or employment during the past five years are:



                                        YEAR FIRST
                                          BECAME
          DIRECTOR              AGE      DIRECTOR          PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
----------------------------   -----   -----------   ----------------------------------------------------------
Frederick R. Adler .........    75        1994       Chairman of the Board of Directors of the Company
                                                     since October 1994; Managing Director of Adler &
                                                     Company since 1968; Of Counsel to the law firm of
                                                     Fulbright & Jaworski L.L.P. since January 1, 1996 and
                                                     prior thereto a retiring senior partner of Fulbright &
                                                     Jaworski L.L.P. since 1991 and prior thereto a senior
                                                     partner thereof. The Company retained Fulbright &
                                                     Jaworski L.L.P. for legal services during the 1999 fiscal
                                                     year.
Philip R. Chapman ..........    38        1997       General Partner in Adler & Company since 1995 and
                                                     prior thereto a Principal in Adler & Company since 1991;
                                                     President of Venad Administrative Services, Inc. since
                                                     1996; Senior Consultant at Booz Allen & Hamilton
                                                     International from 1989 until 1991; Executive Vice
                                                     President and President of Global Pharmaceutical
                                                     Corporation in a temporary capacity during a portion of
                                                     1995.

                                           YEAR FIRST
                                             BECAME
            DIRECTOR               AGE      DIRECTOR         PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
-------------------------------   -----   -----------   ---------------------------------------------------------
William E. Hattaway ...........    56        1993       President and Director of the Company since April
                                                        1993; President, Chief Executive Officer and Director of
                                                        Shells, Inc., a wholly-owned subsidiary of the Company,
                                                        since February 1993; Principal in Todays Food Service
                                                        Concepts from December 1989 through January 1993;
                                                        Executive Vice President of General Mills' Restaurant
                                                        Group and President of General Mills' International
                                                        Restaurant Operations from April 1987 through
                                                        December 1989; Chairman and Chief Executive Officer
                                                        of Red Lobster from March 1986 to April 1987.
Christopher D. Illick .........    61        1998       Senior officer of Brean Murray & Co., Inc., an
                                                        investment bank, since 1997; General Partner of Illick
                                                        Brothers, a real estate and management concern, since
                                                        1965; Limited partner in the investment banking firm of
                                                        Oakes, Fitzwilliams & Co. from 1995 to 1997; Chairman
                                                        and Chief Executive Officer of National Transaction
                                                        Network, an electronic payment systems integrator from
                                                        1992 to 1995.
Richard A. Mandell ............    57        1998       Private investor. Vice President -- Private Investments
                                                        at Clariden Asset Management (New York) Inc., a
                                                        subsidiary of Clariden Bank, a private Swiss bank, from
                                                        January 1996 to February 1998. Managing Director of
                                                        Investment Banking for Prudential Securities
                                                        Incorporated from 1982 to June 1995.
Jay S. Nickse .................    40        1995       Vice President and Chief Financial Officer of Venad
                                                        Administrative Services, Inc., a corporation which
                                                        provides administrative services for a number of venture
                                                        funds, including funds in which Frederick R. Adler is a
                                                        partner, since July 1993; Senior Manager audit business
                                                        advisory group at Price Waterhouse from September
                                                        1990 through July 1993.

     Mr. Adler is chairman of the Executive Committee and a director of USA Detergents, Inc., a manufacturer of laundry and household cleaning products. Mr. Adler is also a director of Prime Cellular Inc., a software company; and various private companies and non-profit organizations.


     Mr. Chapman is a director of Integrated Packaging Assembly Corp., a semiconductor company; Cambio Inc., a provider of network documentation systems; and various private companies. Mr. Chapman is the son-in-law of Mr. Adler.

     Mr. Illick is a director of Biomune Systems Inc., a manufacturer of neutrochemicals, and of USA Detergents, Inc.


     Mr. Mandell is a director of Sbarro, Inc., a food service company, Trend-Lines, Inc., a specialty retailer of woodworking tools and accessories and golf equipment and supplies, and USA Detergents, Inc.


     In May of 1997, the Company established an Audit Committee to review the internal accounting procedures of the Company and to consult with and review the services provided by the independent auditors. Messrs. Chapman, Mandell, Mustafa, and Nickse are the current members of the Audit Committee. During the 1999 fiscal year, the Audit Committee held three meetings. The Audit Committee has received from the independent accountants the disclosures and letter required by Independence Standards Board No.1 and has discussed with the independent auditors the matters required to be discussed by SAS 61. The Audit Committee has reviewed and discussed the 1999 audited financial statements and recommended to the Board of Directors that they be included in the Company's Annual Report. The Board of Directors has not adopted a written charter for the Audit Committee. All of the members of the Audit Committee are "independent" as that term is defined by Rule 4200(a)(15) of the Nations Association of Securities Dealers' Listing Standards.


     In May of 1997, the Company established a Stock Option and Compensation Committee to review compensation policies and practices, to recommend compensation for executives and key employees and to administer the Company's stock option plans. Messrs. Adler, Chapman and Illick are the current members of the Stock Option and Compensation Committee. During the 1999 fiscal year, the Stock Option and Compensation Committee acted by unanimous written consent twice.


     In May of 1997, the Company established an Executive Committee to exercise, to the extent authorized by law, all powers and authority of the Board in the management of the business and affairs of the Company. Messrs. Adler, Chapman, and Hattaway are the current members of the Executive Committee. During the 1999 fiscal year, the Executive Committee held one meeting and acted once by unanimous written consent.


     In June of 1996, the Company established a Finance Committee. The Finance Committee is made up of the following directors: Messrs. Adler, Chapman, Hattaway, Illick, Mandell, Mustafa and Nickse. The purpose of the Finance Committee is to approve major capital expenditures, including new restaurant development, relocation and remodeling of restaurants, as well as the purchase of restaurant equipment and system requirements. The Finance Committee is expected to review future third party financing proposals, which includes, but is not limited to, bank lines of credit, real estate mortgages, the financing of building and leasehold improvements, equipment leases and sale/leaseback transactions. During the 1999 fiscal year, the Finance Committee acted twice by unanimous written consent.


     Each director of the Company is elected for a term of one year which expires at the next annual meeting of the Company's stockholders or at such other time as his or her successor is duly elected and qualified. Each executive officer is appointed by the Board of Directors and serves at the pleasure of the Board, subject to the terms of employment agreements between the Company and each of the executive officers. Non-employee directors receive stock options pursuant to the Company's Stock Option Plan for Non-employee Directors, (the "Non-employee Directors' Plan"), which vest over the two years following the date of grant, to acquire 2,000 shares of Common Stock upon the date of their election to the Board, and stock options to acquire 2,000 shares of Common Stock on each anniversary of their election to the Board (to the extent they are then still directors of the Company). To date, Messrs. Adler, Chapman, Mustafa, and Nickse have each received options to acquire 6,000 shares of Common Stock pursuant to the Non-employee Directors' Plan. Messrs. Illick and Mandell each received options to acquire 2,000 shares of Common Stock. In addition, on November 3, 1998, the Board of Directors approved, subject to stockholder approval, which was obtained at the 1999 Annual Meeting of Stockholders, a supplemental grant of options to purchase 3,000 shares of Common Stock to each of the non-employee directors.


     In November 1998, the Board of Directors adopted a policy to compensate directors for their attendance at meetings of the Board of Directors. Each director is entitled to receive $1,000 for each meeting that they attend in person and $500 for each telephonic meeting, in addition to reimbursement for all out-of-pocket expenses incurred by such director in connection with the attendance of such meeting.



MEETINGS OF THE BOARD OF DIRECTORS


     During the fiscal year ended January 2, 2000, the Board of Directors held four meetings, acted by unanimous written consent once and acted by committee action nine times. Each director currently standing for re-election attended, either in person or telephonically, at least 75% of meetings, in the aggregate, of the Board of Directors and all committees of the Board of Directors on which he served.



SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Common Stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than 10% beneficial owners are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file.


     Based upon a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during fiscal 1999 all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with on a timely basis.



VOTE REQUIRED


     The six nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote, a quorum being present, shall be elected as directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instructions to the contrary. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will result in the respective nominees receiving fewer votes.


     THE BOARD OF DIRECTORS DEEMS THE ELECTION AS DIRECTORS OF THE SIX NOMINEES LISTED ABOVE TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THESE NOMINEES.

                            EXECUTIVE COMPENSATION


     The following table shows all the cash compensation paid by the Company or its subsidiaries as well as certain other compensation paid during the fiscal years indicated to the Chief Executive Officer of the Company and to each other executive officer of the Company whose total annual salary and bonus exceeded $100,000 for the fiscal year ended January 2, 2000.



                          SUMMARY COMPENSATION TABLE



                                                             ANNUAL                  LONG TERM
                                                          COMPENSATION             COMPENSATION
                                                    -------------------------   -------------------
                                           FISCAL
      NAME AND PRINCIPAL POSITION           YEAR       SALARY      BONUS (1)     AWARDS     OPTIONS
---------------------------------------   -------   -----------   -----------   --------   --------
William E. Hattaway, Chief                 1999      $192,808            --         --       5,000
 Executive Officer, President and          1998      $184,462       $ 8,500         --          --
 Director (2)                              1997      $167,731       $17,000         --      63,984

Warren R. Nelson, Vice President           1999      $128,166            --         --       5,000
 of Finance, Chief Financial Officer,      1998      $121,339       $ 6,000         --          --
 Secretary and Treasurer (2)               1997      $ 96,862       $13,500         --      43,922

John R. Ritchey, Vice President of         1999      $135,294            --         --       1,667
 Operations (2)(3)                         1998      $126,462       $ 7,000         --          --
                                           1997      $ 97,519       $13,500         --      43,992

Frank C. Roehl, III, Vice President        1999      $122,285            --         --          --
 of Marketing (2)(3)                       1998      $114,339       $ 5,000         --          --
                                           1997      $100,657       $ 9,000         --      43,992

Arthur J. DeAngelis, Vice                  1999      $109,537            --         --      40,000
 President of Operations (4)

----------------
(1) Bonuses paid during the fiscal year are for the prior fiscal year.
(2) Each of Messrs. Hattaway, Nelson, Ritchey and Roehl was, during fiscal 1999, a party to an employment agreement with the Company. See " -- Employment Agreements."
(3) Messrs. Ritchey and Roehl ceased to be employed by the Company in November 1999.
(4) Mr. DeAngelis became Vice President of Operations in April, 1999.


     The following table sets forth information with respect to (i) options exercised during fiscal 1999 by the persons named in the Summary Compensation Table and (ii) unexercised options held by such individuals at January 2, 2000.

                  AGGREGATED OPTION EXERCISES IN LAST FISCAL
                    YEAR AND FISCAL YEAR END OPTION VALUES



                                                         NUMBER OF SECURITIES
                                                        UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED,
                                                                OPTIONS                IN-THE-MONEY OPTIONS
                              SHARES                    HELD AT FISCAL YEAR END        AT FISCAL YEAR END (1)
                             ACQUIRED        VALUE   ----------------------------- -----------------------------
          NAME           ON EXERCISE (#)   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----------------------- ----------------- ---------- ------------- --------------- ------------- --------------
 William E. Hattaway ..        0                --       63,984          5,000              --              --
 Warren R. Nelson .....        0                --       43,992          5,000              --              --
 Frank C. Roehl, III ..        0                --            0              0              --              --
 John R. Ritchey ......        0                --       37,659              0              --              --
 Arthur J. DeAngelis ..        0                --            0         40,000              --              --

----------------
(1) Based on a closing stock price of the Common Stock on Friday, December 31, 1999, the last trading date of fiscal 1999, of $2.19.



EMPLOYMENT AGREEMENTS


     The Company has entered into employment agreements with each of Messrs. Hattaway, Nelson, and DeAngelis. The employment agreement between the Company and Mr. Hattaway scheduled to expire in August 1999, provides for annual base compensation of $195,000 per year and supplemental discretionary bonuses, as determined by the Compensation Committee of the Company's Board of Directors. In the event Mr. Hattaway's employment is terminated by the Company at any time for any reason other than justifiable cause (as defined in the employment agreement), disability or death, the Company has agreed to pay Mr. Hattaway an amount equal to the lesser of (i) the amount that would be paid to Mr. Hattaway during the remainder of the term of the employment agreement or (ii) an amount equal to 100% of his annual base compensation. Each of Messrs. Nelson and DeAngelis has a one-year employment agreement that provides for a base annual salary of $137,500 and $160,000, respectively, during fiscal 1999. Each of the employment agreements is renewed automatically at the end of its respective initial term, and annually thereafter, unless either party gives notice to the other of an intent not to renew.



STOCK OPTION PLANS


     See "Proposal No. 2 and Proposal No. 3" for descriptions of the terms of the plans.



CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     The information set forth below briefly describes certain transactions between the Company and certain parties who or which may be deemed to be affiliated with the Company.

     On March 1, 1994, the Company's wholly-owned subsidiary, Shells of Melbourne, Inc. ("Shells of Melbourne"), entered into a joint venture agreement (the "Joint Venture Agreement") with WLH Investments, Inc. ("WLH Investments"), a corporation wholly-owned by Wanda L. Hattaway, wife of William E. Hattaway, the Company's President. The joint venture owns and operates the Shells restaurant located in Melbourne, Florida. The Joint Venture Agreement provides that WLH Investments receives a cumulative annual preferred return of 15% on the $400,000 of capital contributed to the joint venture by WLH Investments. Shells of Melbourne will then be allocated an amount equal to such preferred return. The remaining net income of the joint venture will be allocated 51% to Shells of Melbourne and 49% to WLH Investments. Based upon such allocations, the Company paid $60,000 to WLH Investments for its fiscal 1999 preferred returns. In addition, as of January 2, 2000, the Company owed WLH Investments approximately $189,583 for the remaining net income allocation. The Company paid $100,000 of the amount owed to WLH Investments during February, 2000.


     The Joint Venture Agreement, as amended in September 1995, provides both the Company and WLH Investments with the option (the "WLH Option") to exchange WLH Investments' interest in the joint venture for shares of Common Stock having a value of $750,000, based upon the greater of $20 per share or the per share market price of the Common Stock on the date the WLH Option is exercised. The WLH Option is exercisable at any time following the date that the value of the Common Stock equals or exceeds $20 per share for a period of 20 consecutive trading days. The Company has granted WLH Investments certain registration rights with respect to the shares of Common Stock issuable upon exercise of the WLH Option. Although the Company believes that the foregoing transactions were on terms no less favorable than would have been available from unaffiliated third parties in arm's length transactions, there can be no assurance that this is the case.


     On March 23, 1999 the Company entered into a consulting agreement (the "Consulting Agreement") with Richard A. Mandell, a member of the Company's Board of Directors. Pursuant to the terms of the Consulting Agreement, Mr. Mandell, provides services as an executive consultant to management as requested from time to time by the Company, for which he is paid $20,000 per annum. This agreement was amended on February 7, 2000 to increase Mr. Mandell's compensation to $30,000 per annum. In addition, Mr. Mandell received options to purchase 20,000 shares of Common Stock pursuant to the 1995 Employee Stock Option Plan. (See Proposal No. 2 for a description of the terms of the plan).

STOCK OPTION AND COMPENSATION COMMITTEE REPORT TO STOCKHOLDERS REGARDING EXECUTIVE COMPENSATION


     The report of the Stock Option and Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.



COMPENSATION PHILOSOPHY


     The Company is engaged in the management and operation of full service, mid-priced, casual dining seafood restaurants. One of the Company's strengths is the strong management team, many of whom have been with the Company for a significant period of time. A central goal of the Board is to ensure that the Company's remuneration policy is such that the Company is able to attract, retain and reward capable employees who can contribute, both short- and longer-term, to the continued success of the Company. Equity participation and a strong alignment to stockholders' interests are key elements of the Company's compensation philosophy.


     The Company's executive compensation program consists of three parts: base salary, bonus and stock options. In awarding salary increases and bonuses, the Board did not relate the various elements of corporate performance to each element of executive compensation. Rather, the Board considered whether the compensation package as a whole adequately compensated each executive for the Company's performance during 1999 and that executive's contribution to such performance.



BASE SALARY


     Base salary represents the fixed component of the executive compensation program. The Company's philosophy regarding base salaries is conservative, maintaining salaries at approximately competitive industry average. Determinations of base salary levels are established on an annual review of marketplace competitiveness with similar restaurant companies, and on internal relationships. Periodic increases in base salary relate to individual contributions to the Company's overall performance, relative marketplace competitiveness levels and length of service to the Company.

BONUS


     Bonuses represent the variable component of the executive compensation program that is tied to the Company's performance and individual achievement. To the extent deemed appropriate, the Company's policy is to grant bonuses as a portion of the compensation paid to its management personnel. In determining bonuses, the Board considers factors such as relative performance of the Company during the year and the individual's contribution to the Company's performance.



STOCK OPTIONS


     The Board, which administers the Company's stock option plans, believes that one important goal of the executive compensation program should be to provide executives and key employees -- who have significant responsibility for the management, growth and future success of the Company -- with an opportunity to increase their ownership in the Company and potentially gain financially from the Company's stock price increases. This approach ensures that the interests of the stockholders, executives and employees will be closely aligned. Therefore, executive officers and other key employees of the Company are granted stock options from time to time, giving them a right to purchase shares of Common Stock at a specified price in the future. The grant of options is based primarily on an employee's potential contribution to the Company's growth and financial results. In determining the size of option grants, the Board also considers the number of options owned by such officer, the number of options previously granted and currently outstanding, and the aggregate size of the current option grants. Options generally are granted at the prevailing market value of the Common Stock and will only have value if the Company's stock price increases. Generally, grants of options vest in equal amounts over three years and the individual must be employed by the Company for such options to vest.



COMPENSATION TO THE PRESIDENT


     Mr. Hattaway was compensated in accordance with his employment agreement which provides for an annual base compensation of $195,000 for 1999. In connection with Mr. Hattaway's employment, the Board reviewed the performance of Mr. Hattaway relative to the Company's performance.

THE COMPANY'S PERFORMANCE


     The following Stock Price Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.


     The following graph compares cumulative total return of the Common Stock with the cumulative total return of (i) the Russell 2000 Index and (ii) the Nations Restaurant News Stock Index (the "Peer Index"). The graph assumes (a) $100 was invested on April 23, 1996 (the date of the Company's initial public offering of its common stock) in each of the Common Stock, the stocks comprising the Russell 2000 Index and the stocks comprising the Peer Index, and
(b) the reinvestment of dividends.


                  COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
             SHELLS SEAFOOD RESTAURANTS, INC., RUSSELL 2000 INDEX,
                    AND NATIONS RESTAURANT NEWS STOCK INDEX



                            STOCK PERFORMANCE GRAPH

                                       4/23/96    12/29/96    12/28/97    1/3/99    1/2/00
Shells Seafood Restaurants, Inc.        100          175       188          83        44
Russell 2000                            100          105       124         124       148
Nations Restaurant News Stock Index     100           94        98         128       122

PROPOSAL NO. 2 -- APPROVAL OF AN AMENDMENT TO THE 1995 EMPLOYEE STOCK OPTION
                  PLAN TO INCREASE THE NUMBER OF SHARES WHICH
                           MAY BE ISSUED THEREUNDER


     The Board of Directors has unanimously adopted, subject to stockholder approval, an amendment to the Company's 1995 Employee Stock Option Plan which would increase the aggregate number of shares that may be issued under the plan from 340,000 to 540,000 shares. The Board of Directors believes that the approval of this amendment will serve the best interests of the Company and its stockholders.


     On September 11, 1995, the Company's Board of Directors approved the Company's 1996 Employee Stock Option Plan (the "1996 Plan") and the 1995 Employee Stock Option Plan (the "1995 Plan" and together with the 1996 Plan, the "Plans"). The 1996 Plan provides for the issuance of options to purchase a total of 101,000 shares of Common Stock, and the 1995 Plan provides for the issuance of options to purchase a total of 340,000 shares of Common Stock. The Plans authorize the Board of Directors to issue incentive stock options ("ISOs"), as defined in Section 422 of the Internal Revenue Code (the "Code"), and stock options that do not conform to the requirements of that Code section ("Non-ISOs"). The exercise price of each ISO may not be less than 100% of the fair market value of the Common Stock at the time of grant, except that in the case of a grant to an employee who owns (within the meaning of Code Section
422) 10% or more of the outstanding stock of the Company (a "10% Stockholder"), the exercise price shall not be less than 110% of such fair market value. The exercise price of each Non-ISO may not be less than the par value of the Common Stock. Options may not be exercised prior to the first anniversary, or on or after the tenth anniversary (fifth anniversary in the case of an ISO granted to a 10% Stockholder), of their grant. Options may not be transferred during the lifetime of an optionholder.


     The Plans are administered by the Stock Option and Compensation Committee (the "Committee") of the Board of Directors. Subject to the provisions of the Plans, the Committee has the authority to determine the individuals to whom the stock options are to be granted, the number of shares to be covered by each option, the option price, the type of option, the option period, the restrictions, if any, on the exercise of the option, the terms for the payment of the option price and other terms and conditions. Payment by optionholders upon exercise of an option may be made (as determined by the Committee) in cash, by promissory note or other such form of payment acceptable to the Committee, including shares of Common Stock.


     These options vest as to one-third of the shares on each of the anniversary dates of the date the Company agreed to grant these options, so long as the holder remains in the continuous employ of the Company. The options may be exercised for 10 years following the date the Company agreed to grant these options. As of February 7, 2000, the Company had granted options to purchase 277,043 of the 340,000 shares of Common Stock available for issuance under the 1995 Plan.



FEDERAL INCOME TAX CONSEQUENCES


     An optionee will not realize taxable income upon the grant of an option. In general, the holder of a Non-ISO will realize ordinary income when the option is exercised equal to the excess value of the stock over the exercise price (i.e. the option spread), and the Company receives a corresponding deduction in the same amount, subject to deduction limits of Section 162(m) of the Code. (If an optionee is subject to the six month restrictions on sale of Common Stock under Section 16(b) of the Exchange Act, ordinary income recognition generally will be postponed until the date the restrictions lapse, unless an early income recognition election is made.) Upon a later sale of the stock, an optionee will realize capital gain or loss equal to the difference between the selling price and the value of the stock at the time the option was exercised (or, if later, the time the ordinary income is recognized with respect to the shares received upon exercise).


     The holder of an ISO will not realize taxable income upon the exercise of the option (although the option spread is an adjustment to the taxable income that may result in alternative minimum tax (the adjustment, if any, is also added to the basis of the shares for purposes of determining adjusted gain or loss under the alternative minimum tax when the shares are sold)). If the stock acquired upon exercise of the Incentive Stock Option is sold or otherwise disposed if within two years from the option grant date or within one year from the exercise date, then, in general, gain realized on the sale is treated as ordinary income to the extent of the option spread at the exercise date, and the Company receives a corresponding deduction in the same amount, subject to the limitations of Section 162(m) of the Code. Any remaining gain is treated as short-term or long-term capital gain depending on the holding period. If the stock is held for at least two years from the grant date and one year from the exercise date, then the gain or loss realized upon the sale will be capital gain or loss and the Company will not be entitled to a deduction.



VOTE REQUIRED


     The affirmative vote of holders of a majority of the shares of Common Stock issued, outstanding and entitled to vote, present or represented at the meeting, a quorum being present, is required for the adoption of this proposal. Broker non-votes with respect to this matter will be treated as neither a vote "for" or "against" the matter, although they will be counted in determining if a quorum is present. However, abstentions will be considered in determining the number of votes required to attain a majority of the shares present or represented at the meeting and entitled to vote. Accordingly, an abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote "against" the matter because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.



BOARD RECOMMENDATION


     The Board of Directors believes that approval of the amendment to increase the aggregate number of shares which may be issued under the 1995 Employee Stock Option Plan will serve the best interests of the Company and its stockholders by permitting the Committee to exercise the needed flexibility in the administration of the plan and the granting of options thereunder. In addition, the Board of Directors believes that the ability to grant additional options will help attract, motivate and retain key employees who are in a position to contribute to the successful conduct of the business and affairs of the Company as well as stimulate in such individuals an increased desire to render greater service to the Company.


     Accordingly, the Board of Directors recommends that the stockholders approve the following resolution:


         RESOLVED, that the first sentence of 1995 Employee Stock Option Plan be amended to read as follows: "The Company may issue and sell a total of 540,000 shares of its common stock, $.01 par value (the "Common Stock"), pursuant to the Plan."


THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.



PROPOSAL NO. 3 -- APPROVAL OF AN AMENDMENT TO THE NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN TO INCREASE THE ANNUAL GRANT PROVIDED FOR THEREUNDER


     The Board of Directors has unanimously adopted, subject to stockholder approval, an amendment to the Company's Non-employee Director Stock Option Plan which would increase the annual grant to the non-employee directors from options to purchase 2,000 shares of Common Stock to options to purchase 4,000 shares of Common Stock. The

Board of Directors believes that the approval of this amendment will serve the best interests of the Company and its stockholders.


     On May 20, 1997, the stockholders approved the Non-employee Director Stock Option Plan whereby each non-employee director is granted options to acquire 2,000 shares of Common Stock upon the date of their election to the Board and stock options to acquire 2,000 shares of Common Stock on each anniversary of their election to the Board (to the extent they are then still directors of the Company) at the market price of the Common Stock on the date of grant. These options vest over a two year period. In each of 1997, 1998, and 1999, Messrs. Adler, Chapman, Mustafa, and Nickse were each granted options to purchase 2,000 shares of Common Stock pursuant to the Non-employee Director Stock Option Plan. In 1998, in connection with their election to the Board, and in 1999, Messrs. Illick and Mandell, each were granted options to purchase 2,000 shares of Common Stock pursuant to the Non-employee Director Stock Option Plan. The Board also approved, subject to stockholder approval, which was obtained at the 1999 Annual Meeting of Stockholders, a supplemental grant of options to purchase 3,000 shares of Common Stock pursuant to the Non-employee Director Stock Option Plan to each of the Non-employee directors. The income tax consequences to option holders are similar to those consequences described in Proposal No. 2.



VOTE REQUIRED


     The affirmative vote of holders of a majority of the shares of Common Stock issued, outstanding and entitled to vote, present or represented at the meeting, a quorum being present, is required for the adoption of this proposal. Broker non-votes with respect to this matter will be treated as neither a vote "for" or "against" the matter, although they will be counted in determining if a quorum is present. However, abstentions will be considered in determining the number of votes required to attain a majority of the shares present or represented at the meeting and entitled to vote. Accordingly, an abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote "against" the matter because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.



BOARD RECOMMENDATION


     The Board of Directors believes that approval of the amendment to increase the annual grant to non-employee directors under the Non-employee Director Stock Option Plan will serve the best interests of the Company and its stockholders by permitting the Committee to exercise the needed flexibility in the administration of the plan and the granting of options thereunder. In addition, the Board of Directors believes that the ability to grant additional options will help attract and retain highly qualified directors who are in a position to contribute to the successful conduct of the business and affairs of the Company as well as stimulate in such individuals an increased desire to render greater service to the Company.


     Accordingly, the Board of Directors recommends that the stockholders approve the following resolution:


       RESOLVED, that Paragraphs (i) and (ii) of Section 5 of the Non-employee Director Stock Option Plan be amended to read as follows:


       (i) Each person who is a non-employee director at the time the Plan is adopted by the Board, and any person who is not a non-employee director at such time but who later becomes a non-employee director, shall on the date of such adoption of the Plan or appointment to the Board, as applicable (the "Initial Grant Date"), be issued an option to purchase 4,000 shares of the Corporation's Common Stock (the "Initial Option") at the following price for the following term and otherwise in accordance with the terms of the Plan:


           (a) The option exercise price per share of Common Stock shall be the Fair Market Value (as defined below) of the Common Stock covered by such Initial Option on the Initial Grant Date.


           (b) Except as provided herein, the term of the Initial Option shall be for a period of ten (10) years from the Initial Grant Date


       (ii) In addition, each non-employee director shall, on each anniversary of the Initial Grant Date (the "Additional Grant Date"), if he is still a non-employee director on such date, be granted an option to purchase 4,000 shares of the Corporation's Common Stock (the "Additional Option"; and together with the Initial Option, being referred to herein as an "Option") at the following term and otherwise in accordance with the terms of the Plan:


           (a) The option exercise price per share of Common Stock shall be the Fair Market Value (as defined below) of the Common Stock covered by such Additional Option on the Additional Grant Date."


           (b) Except as provided herein, the term of an Additional Option shall be for a period of ten (10) years from the Additional Grant Date.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 3 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.




       PROPOSAL NO. 4 -- STOCKHOLDER PROPOSAL ON ANNUAL MEETING LOCATION


     Scott E. Pautler, M.D., 4600 North Habana Avenue, Suite 3, Tampa, Florida 33614, who is the beneficial owner of 2,650 shares of Common Stock, has advised the Company that he plans to present the following proposal at the annual meeting:


     WHEREAS, Shells Seafood Restaurants, Inc. maintains its corporate office in Tampa, Florida; and


     WHEREAS, a significant proportion of stockholders reside in Florida; and


     WHEREAS, past annual meetings have been held in New York City;


     RESOLVED, that the Board of Directors of the Company plan to hold upcoming annual meetings in Tampa, Florida.



STATEMENT IN OPPOSITION TO THE PROPOSAL:


     Under the Company's By-Laws, the Board of Directors has the discretion to determine the location of the Company's annual meeting. The determination as to the location of the Company's annual meetings is one in which management should have flexibility, after consideration of the facts and circumstances existing at that time. The Company has chosen the location of New York City for the upcoming annual meeting, because of the ease of access to this location by the financial analysts and institutional investors who traditionally attend corporate annual meetings.


     The stockholder proposal presupposes that stockholder business and communications are limited to the annual meeting. On the contrary, however, the Company distributes annual reports to its stockholders and many stockholders correspond with the Company during the year. These avenues of communication provide information in a way that is convenient and virtually cost-free to stockholders. In addition, stockholders residing in the vicinity of the Company's headquarters have potentially greater access to the Company's officers, employees and facilities than more distant stockholders.

VOTE REQUIRED


     The affirmative vote of holders of a majority of the shares of Common Stock issued, outstanding and entitled to vote, present or represented at the meeting, a quorum being present, is required for the adoption of this proposal. Broker non-votes with respect to this matter will be treated as neither a vote "for" or "against" the matter, although they will be counted in determining if a quorum is present. However, abstentions will be considered in determining the number of votes required to attain a majority of the shares present or represented at the meeting and entitled to vote. Accordingly, an abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote "against" the matter because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.



BOARD RECOMMENDATION


THE BOARD OF DIRECTORS RECOMMENDS THAT, TO THE EXTENT PROPOSAL NO. 4 IS PRESENTED AT THE ANNUAL MEETING, THE STOCKHOLDERS VOTE "AGAINST" THE PROPOSAL.




                    RELATIONSHIP WITH INDEPENDENT AUDITORS


     Deloitte & Touche LLP have been the independent auditors for the Company since December, 1994 and are expected to serve in that capacity for the 2000 fiscal year. A representative of Deloitte & Touche LLP is expected to be available to respond to appropriate questions from stockholders, and will have an opportunity to make a statement if he or she desires to do so.



                             STOCKHOLDER PROPOSALS


     All stockholder proposals which are intended to be presented at the 2001 Annual Meeting of Stockholders of the Company must be received by the Company no later than December 23, 2000 for inclusion in the Board of Directors' proxy statement and form of proxy relating to that meeting.

                                OTHER BUSINESS


     The Board of Directors knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.


     The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the Annual Meeting, please sign the proxy and return it in the enclosed envelope.


                   By Order of the Board of Directors



                                     Warren R. Nelson
                                     SECRETARY


Dated: April 19, 2000



               A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K

                 WILL SE SENT WITHOUT CHARGE TO ANY STOCKHOLDER

                         REQUESTING IT IN WRITING FROM:

                        SHELLS SEAFOOD RESTAURANTS, INC.

                     16313 N. DALE MABRY HIGHWAY, SUITE 100

                              TAMPA, FLORIDA 33618

                              ATTENTION: SECRETARY

********************************************************************************
                                    APPENDIX

                       SHELLS SEAFOOD RESTAURANTS, INC.
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 17, 2000

     William E. Hattaway and Warren R. Nelson, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote all shares of Common Stock of Shells Seafood Restaurants, Inc. held of record by the undersigned on April 10, 2000, at the Annual Meeting of Stockholders to be held at 2:00 p.m., Wednesday, May 17, 2000, at The University Club, 1 West 54th Street, New York, New York, and at any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR PROPOSAL NOS. 1, 2, 3 AND AGAINST 4.

Proposal No. 1--Election of Directors--Nominees are:
          Frederick R. Adler, Philip R. Chapman, William E. Hattaway, Christopher D. Illick, Richard A. Mandell and Jay S. Nickse.

  [ ] FOR all listed nominees (except do not vote for the nominee(s) whose name(s) appears(s) below):

      -------------------------------------------------------------------
  [ ] WITHHOLD AUTHORITY to vote for the listed nominees.


Proposal No. 2--Amendment to the Company's 1995 Employee Stock Option Plan to
        increase the number of shares of Common Stock which may be issued thereunder.
        [ ] FOR     [ ] AGAINST      [ ] ABSTAIN

Proposal No. 3--Amendment to the Company's Non-employee Director Stock Option
        Plan to increase the annual grant provided for thereunder.
        [ ] FOR     [ ] AGAINST      [ ] ABSTAIN

Proposal No. 4--Stockholder proposal, if presented, regarding the location of future annual meetings.
        [ ] FOR     [ ] AGAINST      [ ] ABSTAIN

                    (CONTINUED AND TO BE SIGNED ON REVERSE)

Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting.

IMPORTANT: Please sign exactly as name appears below. Each joint owner shall sign. Executors, administrators, trustees, etc. should give full title as such. If signer is a corporation, please give full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.



                                   Dated __________________________, 2000

                                   ______________________________________
                                                Signature

                                   ______________________________________
                                         Signature if held jointly


                                   The above-signed acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith.




PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.